Exhibit 99.1

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2003-D-M

TERM SHEET

Subject to Revision

The Issuer

AmeriCredit Automobile Receivables Trust 2003-D-M is a Delaware statutory trust. The issuer will issue the notes and be liable for their payment. The issuer’s principal asset will be a pool of automobile loans.

The Seller

AFS SenSub Corp., or SenSub, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. SenSub will sell the automobile loans to the issuer.

The Servicer

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit either purchased the automobile loans without recourse from automobile dealers and other third-party lenders or originated the automobile loans directly with consumers and will service the automobile loans on behalf of the issuer. AmeriCredit will sell the automobile loans to the seller.

The Back-Up Servicer

Systems & Services Technologies, Inc., or SST, is a Delaware corporation. SST will act as back-up servicer and, in the event that AmeriCredit is terminated as servicer pursuant to the terms of the sale and servicing agreement, will be obligated to become the successor servicer to AmeriCredit.

The Insurer

MBIA Insurance Corporation, or MBIA, is a New York stock insurance company. MBIA will issue a policy, which will guarantee the payment of timely interest and certain payments of principal due on the notes, but only as described in the section of the prospectus supplement titled “The Policy.”

The Trustee

JPMorgan Chase Bank, or JPMorgan Chase, is a New York banking corporation. JPMorgan Chase will be the trust collateral agent and the indenture trustee.

Statistical Calculation Date

September 11, 2003. This is the date we used in preparing the statistical information used in this term sheet.

Initial Cutoff Date

October 10, 2003. The issuer will receive amounts collected on the automobile loans after this date.

Closing Date

On or about October 16, 2003.

Description of the Securities

The issuer will issue five classes of its asset backed notes. The notes are designated as the “Class A-1 Notes,” the “Class A-2 Notes,” the “Class A-3-A Notes,” the “Class A-3-B Notes” and the “Class A-4 Notes.”

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:

Class	Initial Note Principal Balance			Interest Rate	Final Scheduled Distribution Date
A-1		$227,000,000%			October 6, 2004
A-2		$440,000,000%			April 6, 2007
A-3-A	[$	89,500,000	]	%	December 6, 2007
A-3-B	[$	89,500,000	]	LIBOR + %	December 6, 2007
A-4		$354,000,000%			August 6, 2010

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

•	October 14, 2003 for the period from the day of the closing to the first distribution date; and

•	thereafter, the second London business day prior to the prior distribution date.

The notes will initially be issued in book entry form only and will be issued in minimum denominations of $1,000 and multiples of $1,000.

The notes will not be listed on any securities exchange.

You may hold your notes through DTC in the United States or Clearstream Banking, société anonyme, or the Euroclear System in Europe.

The notes will be secured solely by the pool of automobile loans and the other assets of the issuer which are described under the section entitled “The Trust Assets.”

Distribution Dates

•	The distribution date will be the sixth day of each month, subject to the business day rule set forth below, commencing on November 6, 2003.

•	Insured distributions:

MBIA will make payment of any unpaid interest and certain payments of principal due on the notes on each distribution date.

•	Business day rule:

If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

•	Record dates:

The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the closing date.

Interest on the Class A-1 Notes and the Class A-3-B Notes will be calculated on an “actual/360” basis.

Interest on the Class A-2 Notes, the Class A-3-A Notes and the Class A-4 Notes will be calculated on a “30/360” basis.

Principal

•	Principal of the notes will be payable on each distribution date in an amount equal to

(1)	100% of the principal amortization which occurred in

the automobile loan pool during the prior calendar month, but not to exceed the amount necessary to maintain the amount of overcollateralization required by MBIA, plus

(2)	the amount of excess interest collected on the automobile loans during the prior calendar month, after paying interest on the notes, paying other expenses and depositing to the spread account the amount required by MBIA, which will be used to pay principal on the notes on that distribution date, but only as necessary to build and maintain the amount of overcollateralization required by MBIA.

In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

•	The classes of notes are “sequential pay” classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

-	first, the Class A-1 Notes will be paid off;

-	once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize until they are paid off;

-	once the Class A-2 Notes are paid off, the Class A-3-A Notes and the Class A-3-B Notes will begin to amortize, pro rata, until they are paid off; and

-	once the Class A-3-A Notes and Class A-3-B Notes are paid off, the Class A-4 Notes will begin to amortize until they are paid off.

The Trust Assets

The issuer’s assets will principally include:

•	a pool of automobile loans, which are secured by new and used automobiles, light duty trucks and vans;

•	collections on the automobile loans received after October 10, 2003;

•	an assignment of the security interests in the vehicles securing the automobile loan pool; and

•	the pre-funding account.

The Automobile Loan Pool

The automobile loans consist of motor vehicle retail installment sale contracts originated by dealers or by third-party lenders and then acquired by AmeriCredit or motor vehicle loans originated by AmeriCredit directly with consumers. The automobile loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.

Statistical Information

The statistical information in this term sheet is based on the automobile loans in the pool as of September 11, 2003. The statistical distribution of the characteristics of the automobile loan pool as of the initial cutoff date, which is October 10, 2003, will vary somewhat from the statistical distribution of those characteristics as of September 11, 2003, although that variance will not be material.

•	As of September 11, 2003 the automobile loans in the pool have:

–	an aggregate principal balance of $1,037,102,682.48;

–	a weighted average annual percentage rate of approximately 15.87%;

–	a weighted average original maturity of approximately 63 months;

–	a weighted average remaining maturity of approximately 60 months; and

–	an individual remaining term of not more than 72 months and not less than 3 months.

•	As of October 10, 2003 the automobile loans in the pool are expected to have an aggregate principal balance of approximately $1,100,000,000, which, together with the amounts on deposit in the pre-funding account, provides approximately 8.5% of initial overcollateralization.

Pre-Funding Feature

Approximately $193,500,000 of the proceeds of the notes will be held by JPMorgan Chase in a pre-funding account, and will be used to purchase additional automobile loans from the seller. The issuer will purchase the additional automobile loans from time to time on or before January 16, 2004, from funds on deposit in this account.

These additional automobile loans will also have been originated by dealers or third-party lenders and then acquired by AmeriCredit or originated by AmeriCredit directly with consumers, and will not be materially different from the automobile loans acquired by the issuer on the closing date.

The Insurance Policy

On the day of the closing, MBIA will issue a note guaranty insurance policy for the benefit of the noteholders. Under this policy, MBIA will unconditionally and irrevocably guarantee the payments of interest and certain payments of principal due on the notes during the term of the policy, but only as described in the section of the prospectus supplement titled “The Policy.”

Subject to the terms of the note guaranty insurance policy, the policy guarantees:

•	monthly interest on the notes (net of certain shortfalls);

•	principal of each note on its final scheduled distribution date;

•	certain limited principal payments of the notes on any distribution date that the outstanding principal balance of the notes exceeds the aggregate receivables balance in order to maintain parity; and

•	subject to certain conditions, any payments previously distributed to the noteholders that must be returned as preference payments to a trustee in bankruptcy.

If, on any distribution date, the noteholders would not otherwise receive the full amount of certain payments then due to them, the shortfall will be paid either from funds available from a spread account or from the proceeds of a drawing under the policy in accordance with its terms.

Optional Redemption

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which the servicer exercises its “clean-up call” option to purchase the automobile loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest plus any amounts remaining unpaid to MBIA under the insurance agreement. MBIA’s consent to the exercise of the clean-up call is required if the clean-up call would result in a claim on the note guaranty insurance policy.

Mandatory Redemption

•	Each class of notes will be redeemed in part on February 6, 2004 in the event that any pre-funding account moneys remain unused on January 16, 2004. The principal amount of each class of notes to be redeemed will be an amount equal to that class’s pro rata share of the remaining amount.

•	The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as MBIA is not in default, the power to declare an event of default will be held by MBIA. Upon declaration of an event of default, the notes may be accelerated and subject to immediate payment at par. The policy issued by MBIA does not guarantee payment of any amounts that become due on an accelerated basis, unless MBIA elects, in its sole discretion, to pay those amounts.

Sale of Receivables

The servicer may direct the issuer to sell receivables that are more than 60 days delinquent to a third party that is unaffiliated with the servicer, the seller and the issuer. Delinquent receivables may be sold only if the sale proceeds received are at least equal to certain minimum sale proceeds set forth in the sale and servicing agreement. In no event may more than 20% of the initial number of receivables in the pool be sold by the issuer in this manner.

Federal Income Tax Consequences

For federal income tax purposes:

•	Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be characterized as indebtedness and the issuer will not be characterized as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the note as indebtedness.

•	Interest on the notes will be taxable as ordinary income

–	when received by a holder using the cash method of accounting, and

–	when accrued by a holder using the accrual method of accounting.

•	Dewey Ballantine LLP has prepared the discussion under “Material Federal Income Tax Consequences” in the prospectus supplement and “Material Federal Income Tax Consequences” in the prospectus and is of the opinion that such discussions as they relate to federal income tax matters and to the extent that they constitute matters of law or legal conclusions with respect thereto, are correct in all material respects.

ERISA Considerations

Subject to the important considerations described under “ERISA Considerations” in the prospectus supplement, pension, profit-sharing and other employee benefit plans may wish to purchase notes. Fiduciaries of such plans may wish to consult with counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Moody’s Investors Service and Fitch Ratings in order to be issued:

Class	Rating
	S&P	Moody’s	Fitch
A-1	A-1+	Prime-1	F1+
A-2	AAA	Aaa	AAA
A-3-A	AAA	Aaa	AAA
A-3-B	AAA	Aaa	AAA
A-4	AAA	Aaa	AAA

The initial automobile loan pool’s composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:

Composition of the Initial Automobile Loans

as of the Statistical Calculation Date

	New	Used	Total
Aggregate Principal Balance(1)	$436,029,027.20	$601,073,655.28	$1,037,102,682.48

Number of Automobile Loans	23,373	47,844	71,217

Percent of Aggregate Principal Balance	42.04%	57.96%	100.00%

Average Principal Balance	$18,655.24	$12,563.20	$14,562.57
Range of Principal Balances	($264.25 to $63,170.06)	($252.60 to $58,909.29)	($252.60 to $63,170.06)

Weighted Average APR(1)	14.78%	16.66%	15.87%
Range of APRs	(1.90% to 24.95%)	(5.25% to 29.00%)	(1.90% to 29.00%)

Weighted Average Remaining Term	64	57	60
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	67	61	63
Range of Original Terms	(24 to 72 months)	(18 to 72 months)	(18 to 72 months)

(1)	Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the automobile loans may not be equivalent to the automobile loans’ aggregate yield on the aggregate principal balance.

Distribution of the Initial Automobile Loans by APR

as of the Statistical Calculation Date

Distribution of the Initial Automobile Loans by APR as of the Statistical Calculation Date	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Automobile Loans	% of Total Number of Automobile Loans(2)
1.000% to 1.999%	$310,717.26	0.03%	20	0.03%
2.000% to 2.999%	92,079.62	0.01%	5	0.01%
3.000% to 3.999%	1,050,296.08	0.10%	62	0.09%
4.000% to 4.999%	23,241.63	0.00%	1	0.00%
5.000% to 5.999%	674,164.88	0.07%	42	0.06%
6.000% to 6.999%	1,622,611.54	0.16%	119	0.17%
7.000% to 7.999%	1,675,938.99	0.16%	79	0.11%
8.000% to 8.999%	6,149,744.12	0.59%	297	0.42%
9.000% to 9.999%	44,782,279.66	4.32%	2,248	3.16%
10.000% to 10.999%	46,480,386.89	4.48%	2,241	3.15%
11.000% to 11.999%	60,096,833.04	5.79%	3,017	4.24%
12.000% to 12.999%	76,136,766.91	7.34%	4,148	5.82%
13.000% to 13.999%	75,330,846.72	7.26%	4,154	5.83%
14.000% to 14.999%	98,027,844.75	9.45%	5,466	7.68%
15.000% to 15.999%	102,622,232.30	9.90%	6,270	8.80%
16.000% to 16.999%	106,340,265.89	10.25%	6,813	9.57%
17.000% to 17.999%	149,149,487.73	14.38%	10,572	14.84%
18.000% to 18.999%	121,754,675.54	11.74%	10,387	14.59%
19.000% to 19.999%	71,179,826.32	6.86%	6,359	8.93%
20.000% to 20.999%	41,083,694.71	3.96%	4,418	6.20%
21.000% to 21.999%	21,071,844.13	2.03%	2,909	4.08%
22.000% to 22.999%	7,116,591.37	0.69%	922	1.29%
23.000% to 23.999%	3,323,397.98	0.32%	541	0.76%
24.000% to 24.999%	846,070.85	0.08%	107	0.15%
25.000% to 25.999%	97,579.06	0.01%	13	0.02%
26.000% to 26.999%	10,207.87	0.00%	1	0.00%
27.000% to 27.999%	22,327.41	0.00%	3	0.00%
28.000% to 28.999%	11,590.58	0.00%	1	0.00%
29.000% to 29.999%	19,138.65	0.00%	2	0.00%

TOTAL	$1,037,102,682.48	100.00%	71,217	100.00%

(1)	Aggregate principal balances include some portion of accrued interest. Indicated APR’s represent APR’s on principal balances net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Distribution of the Initial Automobile Loans by Geographic Location

of Obligor as of the Statistical Calculation Date

State	Aggregate Principal Balance(1)	% of Aggregate Principal Balance(2)	Number of Automobile Loans	% of Total Number of Automobile Loans(2)
Alabama	$15,309,416.49	1.48%	1,077	1.51%
Arizona	21,955,040.61	2.12%	1,432	2.01%
Arkansas	7,729,971.84	0.75%	520	0.73%
California	126,202,812.23	12.17%	8,024	11.27%
Colorado	8,837,260.70	0.85%	564	0.79%
Connecticut	7,104,287.12	0.69%	573	0.80%
Delaware	5,476,922.83	0.53%	373	0.52%
District of Columbia	2,011,517.24	0.19%	126	0.18%
Florida	105,499,022.76	10.17%	7,148	10.04%
Georgia	35,627,548.30	3.44%	2,346	3.29%
Hawaii	1,883,539.56	0.18%	124	0.17%
Idaho	1,497,730.54	0.14%	103	0.14%
Illinois	39,690,683.02	3.83%	2,757	3.87%
Indiana	22,944,374.70	2.21%	1,575	2.21%
Iowa	4,251,237.99	0.41%	315	0.44%
Kansas	5,299,500.67	0.51%	378	0.53%
Kentucky	18,525,937.06	1.79%	1,298	1.82%
Louisiana	8,688,756.40	0.84%	635	0.89%
Maine	5,867,390.44	0.57%	475	0.67%
Maryland	27,835,647.05	2.68%	1,792	2.52%
Massachusetts	9,490,025.49	0.92%	720	1.01%
Michigan	26,908,294.41	2.59%	1,957	2.75%
Minnesota	6,077,916.44	0.59%	463	0.65%
Mississippi	9,691,085.58	0.93%	688	0.97%
Missouri	13,345,724.33	1.29%	957	1.34%
Nebraska	3,271,547.00	0.32%	244	0.34%
Nevada	7,827,880.25	0.75%	560	0.79%
New Hampshire	3,854,377.76	0.37%	282	0.40%
New Jersey	28,338,358.83	2.73%	2,059	2.89%
New Mexico	5,165,478.19	0.50%	350	0.49%
New York	51,462,754.18	4.96%	3,984	5.59%
North Carolina	28,649,442.96	2.76%	1,862	2.61%
Ohio	47,720,831.10	4.60%	3,668	5.15%
Oklahoma	11,353,810.93	1.09%	748	1.05%
Oregon	7,698,800.32	0.74%	505	0.71%
Pennsylvania	55,694,251.91	5.37%	4,150	5.83%
Rhode Island	2,178,562.41	0.21%	184	0.26%
South Carolina	7,569,656.50	0.73%	528	0.74%
Tennessee	23,809,035.63	2.30%	1,637	2.30%
Texas	134,093,575.68	12.93%	8,479	11.91%
Utah	1,733,113.62	0.17%	141	0.20%
Vermont	3,529,890.85	0.34%	261	0.37%
Virginia	31,406,589.76	3.03%	2,122	2.98%
Washington	19,529,312.91	1.88%	1,251	1.76%
West Virginia	10,762,821.52	1.04%	729	1.02%
Wisconsin	10,841,228.59	1.05%	835	1.17%
Other (3)	2,859,717.78	0.28%	218	0.31%

TOTAL	$1,037,102,682.48	100.00%	71,217	100.00%

(1)	Aggregate principal balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

Prepayments can be made on any of the automobile loans at any time. If prepayments are received on the automobile loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the automobile loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an automobile loan.

The rate of prepayments on the automobile loans may be influenced by a variety of economic, social, and other factors, including the fact that no obligor under an automobile loan may sell or transfer that automobile loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the automobile loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit’s assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the automobile loans will be borne solely by the noteholders.

The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the automobile loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

Prepayments on automobile loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of automobile loans in a pool of loans. ABS also assumes that all of the automobile loans in a pool are the same size, that all of those automobile loans amortize at the same rate, and that for every month that any individual automobile loan is outstanding, payments on that particular automobile loan will either be made as scheduled or the automobile loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 automobile loans, if a 1% ABS were used, that would mean that 100 automobile loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not a historical description of prepayment experience on pools of automobile loans or a prediction of the anticipated rate of prepayment on either the pool of automobile loans involved in this transaction or on any pool of automobile loans. You should not assume that the actual rate of prepayments on the automobile loans will be in any way related to the percentage of prepayments that we assume for ABS.

The tables below which are captioned “Percent of Initial Note Principal Balance at Various ABS Percentages” are based on ABS and were prepared using the following assumptions:

•	the trust property includes two pools of automobile loans with the characteristics set forth in the following table;

•	all prepayments on the automobile loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

•	each scheduled monthly payment on the automobile loans is made on the last day of each month and each month has 30 days;

•	the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 2 of this term sheet;

•	interest accrues on the notes at the following assumed coupon rates: Class A-1 Notes, 1.12%; Class A-2 Notes, 1.50%; Class A-3-A Notes, 2.33%; Class A-3-B, LIBOR + 0.30%; and Class A-4 Notes, 3.04%;

•	LIBOR remains at a constant rate of 1.12% from October 14, 2003 through the final distribution date;

•	payments on the notes are made on the sixth day of each month;

•	the notes are purchased on October 16, 2003;

•	the scheduled monthly payment for each automobile loan was calculated on the basis of the characteristics described in the following table and in such a way that each automobile loan would amortize in a manner that will be sufficient to repay the principal balance of that automobile loan by its indicated remaining term to maturity;

•	the first due date for each automobile loan is the last day of the month of the assumed cutoff date for that automobile loan as set forth in the following table;

•	all of the pre-funding account money is used to purchase additional automobile loans;

•	the servicer exercises its “clean-up call” option to purchase the automobile loans at the earliest opportunity;

•	accelerated principal will be paid on each class of the notes on each distribution date as necessary to build and maintain the overcollateralization required by MBIA; and

•	the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to the indenture trustee, the owner trustee, the backup servicer and MBIA.

Pool	Aggregate Principal Balance	Gross APR	Assumed Cutoff Date	Remaining Term to Maturity (in Months)	Seasoning (in Months)
1	$1,037,102,682.48	15.87%	10/01/03	60	4
2	$274,372,727.36	15.87%	11/01/03	64	0

The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the automobile loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the automobile loans will prepay at a constant level of ABS until maturity or that all of the automobile loans will prepay at the same level of ABS. Moreover, the automobile loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the automobile loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the automobile loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

•	multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

•	adding the results, and

•	dividing the sum by the related initial principal amount of the note.

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE

AT VARIOUS ABS PERCENTAGES

	Class A-1 Notes				Class A-2 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
11/6/03	91	86	82	78	100	100	100	100
12/6/03	79	68	61	51	100	100	100	100
1/6/04	67	51	39	25	100	100	100	100
2/6/04	55	34	18	0	100	100	100	99
3/6/04	43	17	0	0	100	100	98	86
4/6/04	31	0	0	0	100	100	88	75
5/6/04	20	0	0	0	100	93	81	66
6/6/04	11	0	0	0	100	87	74	58
7/6/04	5	0	0	0	100	82	67	49
8/6/04	0	0	0	0	100	77	61	41
9/6/04	0	0	0	0	97	72	54	33
10/6/04	0	0	0	0	94	67	48	25
11/6/04	0	0	0	0	90	62	42	17
12/6/04	0	0	0	0	87	58	36	9
1/6/05	0	0	0	0	84	53	29	1
2/6/05	0	0	0	0	81	48	23	0
3/6/05	0	0	0	0	77	43	18	0
4/6/05	0	0	0	0	74	38	12	0
5/6/05	0	0	0	0	71	33	6	0
6/6/05	0	0	0	0	67	29	0	0
7/6/05	0	0	0	0	64	24	0	0
8/6/05	0	0	0	0	60	19	0	0
9/6/05	0	0	0	0	57	15	0	0
10/6/05	0	0	0	0	53	10	0	0
11/6/05	0	0	0	0	50	6	0	0
12/6/05	0	0	0	0	47	2	0	0
1/6/06	0	0	0	0	43	0	0	0
2/6/06	0	0	0	0	40	0	0	0
3/6/06	0	0	0	0	36	0	0	0
4/6/06	0	0	0	0	32	0	0	0
5/6/06	0	0	0	0	29	0	0	0
6/6/06	0	0	0	0	25	0	0	0
7/6/06	0	0	0	0	21	0	0	0
8/6/06	0	0	0	0	17	0	0	0
9/6/06	0	0	0	0	13	0	0	0
10/6/06	0	0	0	0	9	0	0	0
11/6/06	0	0	0	0	5	0	0	0
12/6/06	0	0	0	0	0	0	0	0
1/6/07	0	0	0	0	0	0	0	0
2/6/07	0	0	0	0	0	0	0	0
3/6/07	0	0	0	0	0	0	0	0
4/6/07	0	0	0	0	0	0	0	0
5/6/07	0	0	0	0	0	0	0	0
6/6/07	0	0	0	0	0	0	0	0
7/6/07	0	0	0	0	0	0	0	0
8/6/07	0	0	0	0	0	0	0	0
9/6/07	0	0	0	0	0	0	0	0
10/6/07	0	0	0	0	0	0	0	0
11/6/07	0	0	0	0	0	0	0	0
12/6/07	0	0	0	0	0	0	0	0
1/6/08	0	0	0	0	0	0	0	0
2/6/08	0	0	0	0	0	0	0	0
3/6/08	0	0	0	0	0	0	0	0
4/6/08	0	0	0	0	0	0	0	0
5/6/08	0	0	0	0	0	0	0	0
6/6/08	0	0	0	0	0	0	0	0
7/6/08	0	0	0	0	0	0	0	0

Weighted Average Life (years)	0.39	0.27	0.22	0.18	2.07	1.32	1.00	0.77

PERCENT OF INITIAL NOTE PRINCIPAL BALANCE

AT VARIOUS ABS PERCENTAGES

	Class A-3-A Notes/Class A-3-B Notes				Class A-4 Notes
Distribution Date	0.00%	1.00%	1.70%	2.50%	0.00%	1.00%	1.70%	2.50%
Closing Date	100	100	100	100	100	100	100	100
11/6/03	100	100	100	100	100	100	100	100
12/6/03	100	100	100	100	100	100	100	100
1/6/04	100	100	100	100	100	100	100	100
2/6/04	100	100	100	100	100	100	100	100
3/6/04	100	100	100	100	100	100	100	100
4/6/04	100	100	100	100	100	100	100	100
5/6/04	100	100	100	100	100	100	100	100
6/6/04	100	100	100	100	100	100	100	100
7/6/04	100	100	100	100	100	100	100	100
8/6/04	100	100	100	100	100	100	100	100
9/6/04	100	100	100	100	100	100	100	100
10/6/04	100	100	100	100	100	100	100	100
11/6/04	100	100	100	100	100	100	100	100
12/6/04	100	100	100	100	100	100	100	100
1/6/05	100	100	100	100	100	100	100	100
2/6/05	100	100	100	85	100	100	100	100
3/6/05	100	100	100	67	100	100	100	100
4/6/05	100	100	100	50	100	100	100	100
5/6/05	100	100	100	33	100	100	100	100
6/6/05	100	100	100	16	100	100	100	100
7/6/05	100	100	87	0	100	100	100	100
8/6/05	100	100	73	0	100	100	100	92
9/6/05	100	100	60	0	100	100	100	84
10/6/05	100	100	48	0	100	100	100	77
11/6/05	100	100	36	0	100	100	100	69
12/6/05	100	100	23	0	100	100	100	62
1/6/06	100	94	12	0	100	100	100	56
2/6/06	100	84	0	0	100	100	100	49
3/6/06	100	74	0	0	100	100	94	43
4/6/06	100	63	0	0	100	100	89	36
5/6/06	100	53	0	0	100	100	83	0
6/6/06	100	43	0	0	100	100	78	0
7/6/06	100	33	0	0	100	100	73	0
8/6/06	100	23	0	0	100	100	67	0
9/6/06	100	13	0	0	100	100	63	0
10/6/06	100	4	0	0	100	100	58	0
11/6/06	100	0	0	0	100	97	53	0
12/6/06	100	0	0	0	100	92	49	0
1/6/07	90	0	0	0	100	87	44	0
2/6/07	79	0	0	0	100	83	40	0
3/6/07	68	0	0	0	100	78	36	0
4/6/07	57	0	0	0	100	73	32	0
5/6/07	45	0	0	0	100	69	0	0
6/6/07	33	0	0	0	100	64	0	0
7/6/07	20	0	0	0	100	59	0	0
8/6/07	8	0	0	0	100	55	0	0
9/6/07	0	0	0	0	98	51	0	0
10/6/07	0	0	0	0	91	46	0	0
11/6/07	0	0	0	0	85	42	0	0
12/6/07	0	0	0	0	78	38	0	0
1/6/08	0	0	0	0	72	34	0	0
2/6/08	0	0	0	0	65	0	0	0
3/6/08	0	0	0	0	58	0	0	0
4/6/08	0	0	0	0	51	0	0	0
5/6/08	0	0	0	0	44	0	0	0
6/6/08	0	0	0	0	37	0	0	0
7/6/08	0	0	0	0	0	0	0	0

Weighted Average Life (years)	3.56	2.63	2.00	1.52	4.45	3.86	3.10	2.28

Delinquency and Loan Loss Information

The following tables provide information relating to AmeriCredit’s delinquency and loan loss experience for each period indicated with respect to all automobile loans it has purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit’s portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan in this transaction.

Delinquency Experience

Bankrupt accounts which have not yet been charged off are included as delinquent accounts in the table below.

	At June 30,
	2003		2002		2001
	Number of Contracts	Amount	Number of Contracts	Amount	Number of Contracts	Amount
Portfolio at end of period(1)	1,160,339	$14,888,778	1,124,388	$14,762,461	823,919	$10,203,746
Period of Delinquency(2)
31-60 days(3)	96,302	$1,220,063	82,654	$1,042,265	57,891	$676,425
61-90 days	26,093	329,095	24,979	309,562	15,460	174,092
91 days or more	14,462	166,503	15,282	175,456	7,042	75,999

Total Delinquencies	136,857	$1,715,661	122,915	$1,527,283	80,393	$926,516
Repossessed Assets	12,406	172,937	11,607	161,529	8,001	105,503

Total Delinquencies and Repossessed Assets	149,263	$1,888,598	134,522	$1,688,812	88,394	$1,032,019

Total Delinquencies as a Percentage of the Portfolio	11.8%	11.5%	10.9%	10.3%	9.7%	9.1%
Total Repossessed Assets as a Percentage of the Portfolio	1.1%	1.2%	1.1%	1.1%	1.0%	1.0%

Total Delinquencies and Repossessed Assets as a Percentage of the Portfolio	12.9%	12.7%	12.0%	11.4%	10.7%	10.1%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2)	AmeriCredit considers a loan delinquent when an obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)	Amounts shown do not include loans which are less than 31 days delinquent.

Loan Loss Experience

	Fiscal Year Ended June 30,
	2003	2002	2001
Period-End Principal Outstanding(1)	$14,888,778	$14,762,461	$10,203,746
Average Month-End Amount Outstanding During the Period(1)	15,736,512	12,464,346	8,291,636
Net Charge-Offs(2)	1,026,657	573,818	301,691
Net Charge-Offs as a Percentage of Period-End Principal Outstanding	6.9%	3.9%	3.0%
Net Charge-Offs as a Percent of Average Month-End Amount Outstanding	6.5%	4.6%	3.6%

(1)	All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2)	Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from obligors on deficiency balances.